Exhibit 21.1

Subsidiary Name	Jurisdiction of Incorporation	DBA
Advanced Homecare Holdings, Inc.	DE
AnMed Encompass Health Rehabilitation Hospital, LLC	SC	AnMed Health Rehabilitation Hospital
Central Arkansas Rehabilitation Associates, L.P.	DE	CHI St. Vincent Hot Springs Rehabilitation Hospital, a partner of Encompass Health
CHI St. Vincent Sherwood Rehabilitation Hospital, a partner of Encompass Health
Central Louisiana Rehab Associates, L.P.	DE	Encompass Health Rehabilitation Hospital of Alexandria
CMS Development and Management Company, LLC	DE
CMS Rehab of WF, L.P.	DE	Encompass Health Rehabilitation Hospital of Wichita Falls
Continental Medical Systems, LLC	DE
Continental Rehabilitation Hospital of Arizona, Inc.	DE
Encompass Health Acquisition Holdings Subsidiary, LLC	DE
Encompass Health Acquisition Holdings, LLC	DE
Encompass Health Alabama Real Estate, LLC	DE
Encompass Health Alexandria Holdings, LLC	DE
Encompass Health Altoona Holdings, LLC	DE
Encompass Health Arizona Real Estate, LLC	DE
Encompass Health Arkansas Real Estate, LLC	DE
Encompass Health Boise Holdings, LLC	DE
Encompass Health Bryan Holdings, LLC	DE
Encompass Health California Real Estate, LLC	DE
Encompass Health Cape Coral Holdings, LLC	DE
Encompass Health Central Arkansas Holdings, Inc.	DE
Encompass Health Charleston Holdings, LLC	DE
Encompass Health Dayton Holdings, LLC	DE
Encompass Health Deaconess Holdings, LLC	DE
Encompass Health Deaconess Rehabilitation Hospital, LLC	IN	Encompass Health Deaconess Rehabilitation Hospital
Encompass Health Fairlawn Holdings, LLC	DE
Encompass Health Fayetteville Holdings, Inc.	DE
Encompass Health Grand Forks Holdings, LLC	DE
Encompass Health Gulfport Holdings, LLC	DE
Encompass Health Illinois Real Estate, LLC	DE
Encompass Health Iowa City Holdings, LLC	DE
Encompass Health Johnson City Holdings, LLC	DE
Encompass Health Joint Ventures Holdings, LLC	DE
Encompass Health Jonesboro Holdings, Inc.	DE
Encompass Health Kansas Real Estate, LLC	DE
Encompass Health Kentucky Real Estate, LLC	DE
Encompass Health Kingsport Holdings, LLC	DE
Encompass Health Littleton Holdings, LLC	DE
Encompass Health Louisiana Real Estate, LLC	DE
Encompass Health Lubbock Holdings, LLC	DE
Encompass Health Martin County Holdings, LLC	DE
Encompass Health Maryland Real Estate, LLC	DE
Encompass Health Massachusetts Real Estate, LLC	DE
Encompass Health Methodist Rehabilitation Hospital, LP	TN	Encompass Health Rehabilitation Hospital of Memphis, a partner of Methodist Healthcare
Encompass Health Rehabilitation Hospital of North Memphis, a partner of Methodist Healthcare
Encompass Health Midland Odessa Holdings, LLC	DE
Encompass Health Moline Holdings, LLC	DE
Encompass Health Myrtle Beach Holdings, LLC	DE
Encompass Health Nevada Real Estate, LLC	DE
Encompass Health New Mexico Real Estate, LLC	DE
Encompass Health Ohio Real Estate, LLC	DE
Encompass Health Oregon Real Estate, LLC	DE
Encompass Health Owned Hospitals Holdings, LLC	DE
Encompass Health Pennsylvania Real Estate, LLC	DE
Encompass Health Properties, LLC	DE
Encompass Health Real Estate, LLC	DE
Encompass Health Rehabilitation Hospital of Abilene, LLC	DE	Encompass Health Rehabilitation Hospital of Abilene
Encompass Health Rehabilitation Hospital of Albuquerque, LLC	DE	Encompass Health Rehabilitation Hospital of Albuquerque
Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC	DE	Encompass Health Rehabilitation Hospital of Altamonte Springs
Encompass Health Rehabilitation Hospital of Altoona, LLC	DE	Encompass Health Rehabilitation Hospital of Altoona
Encompass Health Rehabilitation Center - Bedford
Encompass Health Rehabilitation Center - Meadowbrook Plaza
Encompass Health Rehabilitation Center - Regency Square
Encompass Health Rehabilitation Center - Tyrone
Encompass Health Rehabilitation Hospital of Arlington, LLC	DE	Encompass Health Rehabilitation Hospital of Arlington
Encompass Health Rehabilitation Hospital of Austin, LLC	DE	Encompass Health Rehabilitation Hospital of Austin
Encompass Health Rehabilitation Hospital of Bakersfield, LLC	DE	Encompass Health Rehabilitation Hospital of Bakersfield
Encompass Health Rehabilitation Hospital of Bluffton, LLC	DE	Encompass Health Rehabilitation Hospital of Bluffton
Encompass Health Rehabilitation Hospital of Braintree, LLC	DE	Encompass Health Rehabilitation Hospital of Braintree
Encompass Health Rehabilitation Hospital of Braintree at Framingham
Encompass Health Rehabilitation Hospital of Braintree at Taunton
Encompass Health Rehabilitation Hospital of Braintree Pediatric Center
Encompass Health Rehabilitation Hospital of Cape Coral, LLC	DE	Encompass Health Rehabilitation Hospital of Cape Coral
Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC	DE	Cardinal Hill Rehabilitation Hospital
Cardinal Hill Skilled Rehabilitation Unit
Encompass Health Rehabilitation Hospital of Charleston, LLC	SC	MUSC Health Rehabilitation Hospital, an affiliate of Encompass Health
Encompass Health Rehabilitation Hospital of Cincinnati, LLC	DE	Encompass Health Rehabilitation Hospital of Cincinnati
Encompass Health Rehabilitation Hospital of Cincinnati at Norwood
Encompass Health Rehabilitation Hospital of City View, Inc.	DE	Encompass Health Rehabilitation Hospital of City View
Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.	DE	Encompass Health Rehabilitation Hospital of Colorado Springs
Encompass Health Rehabilitation Hospital of Columbia, Inc.	DE	Encompass Health Rehabilitation Hospital of Columbia
Encompass Health Rehabilitation Hospital of Concord, Inc.	DE	Encompass Health Rehabilitation Hospital of Concord
Encompass Health Rehabilitation Hospital of Cumming, LLC	DE	Encompass Health Rehabilitation Hospital of Cumming
Encompass Health Rehabilitation Hospital of Cypress, LLC	DE	Encompass Health Rehabilitation Hospital of Cypress
Encompass Health Rehabilitation Hospital of Dallas, LLC	DE	Encompass Health Rehabilitation Hospital of Dallas
Encompass Health Rehabilitation Hospital of Dayton, LLC	DE	The Rehabilitation Institute of Ohio, a Joint Venture between Premier Health and Encompass Health
Encompass Health Rehabilitation Hospital of Desert Canyon, LLC	DE	Encompass Health Rehabilitation Hospital of Desert Canyon
Encompass Health Rehabilitation Hospital of Dothan, Inc.	AL	Encompass Health Rehabilitation Hospital of Dothan
Encompass Health Rehabilitation Hospital of East Valley, LLC	DE	Encompass Health Rehabilitation Hospital of East Valley
Encompass Health Rehabilitation Hospital of Erie, LLC	DE	Encompass Health Rehabilitation Hospital of Erie
Encompass Health Rehabilitation Hospital of Florence, Inc.	SC	Encompass Health Rehabilitation Hospital of Florence
Encompass Health Rehabilitation Hospital of Fort Smith, LLC	DE	Encompass Health Rehabilitation Hospital of Fort Smith
Encompass Health Rehabilitation Hospital of Franklin, LLC	DE	Encompass Health Rehabilitation Hospital of Franklin
Encompass Health Rehabilitation Hospital of Fredericksburg, LLC	DE	Encompass Health Rehabilitation Hospital of Fredericksburg
Encompass Health Rehabilitation Hospital of Gadsden, LLC	DE	Encompass Health Rehabilitation Hospital of Gadsden
Encompass Health Rehabilitation Hospital of Greenville, LLC	DE	Encompass Health Rehabilitation Hospital of Greenville
Encompass Health Rehabilitation Hospital of Gulfport, LLC	DE	Encompass Health Rehabilitation Hospital, a partner of Memorial Hospital at Gulfport
Encompass Health Rehabilitation Hospital of Harmarville, LLC	DE	Encompass Health Rehabilitation Hospital of Harmarville
Encompass Health Rehabilitation Hospital of Henderson, LLC	DE	Encompass Health Rehabilitation Hospital of Henderson
Encompass Health Rehabilitation Hospital of Humble, LLC	DE	Encompass Health Rehabilitation Hospital of Humble
Encompass Health Rehabilitation Hospital of Iowa City, LLC	DE	University of Iowa Health Network Rehabilitation Hospital, a venture with Encompass Health
Encompass Health Rehabilitation Hospital of Jacksonville, LLC	DE	Encompass Health Rehabilitation Hospital of Jacksonville
Encompass Health Rehabilitation Hospital of Jonesboro, LLC	AR	Encompass Health Rehabilitation Hospital of Jonesboro
Encompass Health Rehabilitation Hospital of Katy, LLC	DE	Encompass Health Rehabilitation Hospital of Katy
Encompass Health Rehabilitation Hospital of Kingsport, LLC	DE	Rehabilitation Hospital of Kingsport, a joint venture of Ballad Health and Encompass Health
Encompass Health Rehabilitation Hospital of Lakeland, LLC	DE	Encompass Health Rehabilitation Hospital of Lakeland
Encompass Health Rehabilitation Hospital of Lakeview, LLC	DE	Encompass Health Rehabilitation Hospital of Lakeview
Encompass Health Rehabilitation Hospital of Largo, LLC	DE	Encompass Health Rehabilitation Hospital of Largo
Encompass Health Rehabilitation Hospital of Las Vegas, LLC	DE	Encompass Health Rehabilitation Hospital of Las Vegas
Encompass Health Rehabilitation Hospital of Libertyville, LLC	DE	Encompass Health Rehabilitation Institute of Libertyville
Encompass Health Rehabilitation Hospital of Manati, Inc.	DE	Encompass Health Rehabilitation Hospital of Manati
Encompass Health Rehabilitation Hospital of Martin County, LLC	DE	Encompass Health Rehabilitation Hospital, an affiliate of Martin Health
Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC	DE	Encompass Health Rehabilitation Hospital of Mechanicsburg
Encompass Health Rehabilitation Hospital of Miami, LLC	DE	Encompass Health Rehabilitation Hospital of Miami
Encompass Health Rehabilitation Hospital of Middletown, LLC	DE	Encompass Health Rehabilitation Hospital of Middletown
Encompass Health Rehabilitation Hospital of Midland Odessa, LLC	DE	Encompass Health Rehabilitation Hospital of Midland Odessa
Encompass Health Rehabilitation Hospital of Modesto, LLC	DE	Encompass Health Rehabilitation Hospital of Modesto
Encompass Health Rehabilitation Hospital of Montgomery, Inc.	AL	Encompass Health Rehabilitation Hospital of Montgomery
Encompass Health Rehabilitation Hospital of Murrieta, LLC	DE	Encompass Health Rehabilitation Hospital of Murrieta
Encompass Health Rehabilitation Hospital of Naples, LLC	DE	Encompass Health Rehabilitation Hospital of Naples
Encompass Health Rehabilitation Hospital of New England, LLC	DE	Encompass Health Rehabilitation Hospital of New England
Encompass Health Rehabilitation Hospital of New England at Beverly
Encompass Health Rehabilitation Hospital of New England at Lowell
Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.	DE	Encompass Health Rehabilitation Hospital of Nittany Valley
Encompass Health Rehabilitation Hospital of North Tampa, LLC	DE	Encompass Health Rehabilitation Hospital of North Tampa
Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC	DE	Encompass Health Rehabilitation Hospital of Northern Kentucky
Encompass Health Rehabilitation Hospital of Northern Virginia, LLC	DE	Encompass Health Rehabilitation Hospital of Northern Virginia
Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.	DE	Encompass Health Rehabilitation Hospital of Northwest Tucson
Encompass Health Rehabilitation Hospital of Ocala, LLC	DE	Encompass Health Rehabilitation Hospital of Ocala
Encompass Health Rehabilitation Hospital of Panama City, Inc.	FL	Encompass Health Rehabilitation Hospital of Panama City
Encompass Health Rehabilitation Hospital of Pearland, LLC	DE	Encompass Health Rehabilitation Hospital of Pearland
Encompass Health Rehabilitation Hospital of Pensacola, LLC	DE	Encompass Health Rehabilitation Hospital of Pensacola
Encompass Health Rehabilitation Hospital of Petersburg, LLC	DE	Encompass Health Rehabilitation Hospital of Petersburg
Encompass Health Rehabilitation Hospital of Plano, LLC	DE	Encompass Health Rehabilitation Hospital of Plano
Encompass Health Rehabilitation Hospital of Reading, LLC	DE	Encompass Health Rehabilitation Hospital of Reading
Encompass Health Rehabilitation Hospital of Richardson, LLC	DE	Encompass Health Rehabilitation Hospital of Richardson
Encompass Health Rehabilitation Hospital of Rock Hill, LLC	SC	Encompass Health Rehabilitation Hospital of Rock Hill
Encompass Health Rehabilitation Hospital of Round Rock, LLC	DE	Encompass Health Rehabilitation Hospital of Round Rock
Encompass Health Rehabilitation Hospital of San Antonio, Inc.	DE	Encompass Health Rehabilitation Hospital of San Antonio
Encompass Health Rehabilitation Hospital of San Juan, Inc.	DE	Encompass Health Rehabilitation Hospital of San Juan
Encompass Health Rehabilitation Hospital of Sarasota, LLC	DE	Encompass Health Rehabilitation Hospital of Sarasota
Encompass Health Rehabilitation Hospital of Savannah, LLC	DE	Encompass Health Rehabilitation Hospital of Savannah
Encompass Health Rehabilitation Hospital of Scottsdale, LLC	DE	Encompass Health Rehabilitation Hospital of Scottsdale
Encompass Health Rehabilitation Hospital of Sewickley, LLC	DE	Encompass Health Rehabilitation Hospital of Sewickley
Encompass Health Rehabilitation Hospital of Sewickley at Heritage Valley Kennedy
Encompass Health Rehabilitation Hospital of Shelby County, LLC	DE	Encompass Health Rehabilitation Hospital of Shelby County
Encompass Health Rehabilitation Hospital of Shreveport, LLC	DE	Encompass Health Rehabilitation Hospital of Shreveport
Encompass Health Rehabilitation Hospital of Sioux Falls, LLC	DE	Encompass Health Rehabilitation Hospital of Sioux Falls
Encompass Health Rehabilitation Hospital of Spring Hill, Inc.	DE	Encompass Health Rehabilitation Hospital of Spring Hill
Encompass Health Rehabilitation Hospital of St. Augustine, LLC	DE	Encompass Health Rehabilitation Hospital of St. Augustine
Encompass Health Rehabilitation Hospital of Sugar Land, LLC	DE	Encompass Health Rehabilitation Hospital of Sugar Land
Encompass Health Rehabilitation Hospital of Sunrise, LLC	DE	Encompass Health Rehabilitation Hospital of Sunrise
Encompass Health Rehabilitation Hospital of Tallahassee, LLC	DE	Encompass Health Rehabilitation Hospital of Tallahassee
Encompass Health Rehabilitation Hospital of Texarkana, Inc.	DE	Encompass Health Rehabilitation Hospital of Texarkana
Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC	DE	Encompass Health Rehabilitation Hospital of the Mid-Cities
Encompass Health Rehabilitation Hospital of The Woodlands, Inc.	DE	Encompass Health Rehabilitation Hospital of The Woodlands
Encompass Health Rehabilitation Hospital of Toledo, LLC	DE	Encompass Health Rehabilitation Hospital of Toledo
Encompass Health Rehabilitation Hospital of Toms River, LLC	DE	Encompass Health Rehabilitation Hospital of Toms River
Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.	DE	Encompass Health Rehabilitation Hospital of Treasure Coast
Encompass Health Rehabilitation Hospital of Tustin, L.P.	DE	Encompass Health Rehabilitation Hospital of Tustin
Encompass Health Rehabilitation Hospital of Utah, LLC	DE	Encompass Health Rehabilitation Hospital of Utah
Encompass Health Rehabilitation Hospital of Vineland, LLC	DE	Encompass Health Rehabilitation Hospital of Vineland
Encompass Health Rehabilitation Hospital of Waco, LLC	DE	Encompass Health Rehabilitation Hospital of Waco
Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC	MA	Encompass Health Rehabilitation Hospital of Western Massachusetts
Encompass Health Rehabilitation Hospital of Westerville, LLC	DE	Mount Carmel Rehabilitation Hospital, an affiliate of Encompass Health
Encompass Health Rehabilitation Hospital of York, LLC	DE	Encompass Health Rehabilitation Hospital of York
Encompass Health Rehabilitation Hospital The Vintage, LLC	DE	Encompass Health Rehabilitation Hospital The Vintage
Encompass Health Rehabilitation Hospital Vision Park, LLC	DE	Encompass Health Rehabilitation Hospital Vision Park
Encompass Health Rehabilitation Institute of Tucson, LLC	AL	Encompass Health Rehabilitation Institute of Tucson
Encompass Health San Angelo Holdings, LLC	DE
Encompass Health Savannah Holdings, LLC	DE
Encompass Health Sea Pines Holdings, LLC	DE
Encompass Health Sewickley Holdings, LLC	DE
Encompass Health South Carolina Real Estate, LLC	DE
Encompass Health South Dakota Real Estate, LLC	DE
Encompass Health Southern Illinois Holdings, LLC	DE
Encompass Health Support Companies, LLC	DE
Encompass Health Texas Real Estate, LLC	DE
Encompass Health Tucson Holdings, LLC	DE
Encompass Health Tulsa Holdings, LLC	DE
Encompass Health Tyler Holdings, Inc.	DE
Encompass Health Utah Real Estate, LLC	DE
Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC	DE	Encompass Health Valley of The Sun Rehabilitation Hospital
Encompass Health Virginia Real Estate, LLC	DE
Encompass Health Walton Rehabilitation Hospital, LLC	DE	Walton Rehabilitation Hospital, an affiliate of Encompass Health
Encompass Health West Tennessee Holdings, LLC	DE
Encompass Health West Virginia Real Estate, LLC	DE
Encompass Health Westerville Holdings, LLC	DE
Encompass Health Wichita Falls Holdings, Inc.	DE
Encompass Health Winston-Salem Holdings, LLC	DE
Encompass Health Yuma Holdings, Inc.	DE
Encompass IP Holdings Corporation	DE
Encompass PAHS Rehabilitation Hospital, LLC	CO	Encompass Health Rehabilitation Hospital of Littleton
Geisinger Encompass Health Limited Liability Company	PA	Geisinger Encompass Health Rehabilitation Hospital
K.C. Rehabilitation Hospital, Inc.	DE	MidAmerica Rehabilitation Hospital
Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital, a joint venture of Encompass Health and Stormont Vail Health
MMC Encompass Health Rehabilitation Hospital, LLC	NJ	Encompass Health Rehabilitation Hospital of Tinton Falls, a Joint Venture with Monmouth Medical Center
Myrtle Beach Rehabilitation Hospital, LLC	DE	Tidelands Health Rehabilitation Hospital, an affiliate of Encompass Health
New England Rehabilitation Hospital of Portland, LLC	ME	New England Rehabilitation Hospital of Portland, a Joint Venture of Maine Medical Center and Encompass Health
New England Rehabilitation Services of Central Massachusetts, Inc.	MA	Fairlawn Rehabilitation Hospital, an affiliate of Encompass Health
Northwest Arkansas Rehabilitation Associates	AR	Encompass Health Rehabilitation Hospital, a partner of Washington Regional
Novant Health Rehabilitation Hospital of Winston-Salem, LLC	DE	Novant Health Rehabilitation Hospital, an affiliate of Encompass Health
Piedmont Encompass Rehabilitation Hospitals, LLC	DE
Piedmont Healthcare Encompass Health Rehabilitation Hospital of Henry, LLC	DE	Rehabilitation Hospital of Henry
Piedmont Healthcare Encompass Health Rehabilitation Hospital of Newnan, LLC	DE	Rehabilitation Hospital of Newnan
Print Promotions Group, LLC	DE	Print Promotions Group
Quillen Rehabilitation Hospital of Johnson City, LLC	DE	Quillen Rehabilitation Hospital, a joint venture of Ballad Health and Encompass Health
Rebound, LLC	DE	Encompass Health Lakeshore Rehabilitation Hospital
Encompass Health Rehabilitation Hospital of Chattanooga
Encompass Health Rehabilitation Hospital of Huntington
Rehabilitation Hospital Corporation of America, LLC	DE	Encompass Health Rehabilitation Hospital of Parkersburg
Encompass Health Rehabilitation Hospital of Princeton
Encompass Health Rehabilitation Hospital of Richmond
Encompass Health Rehabilitation Hospital of Salisbury
Rehabilitation Hospital of Bristol, LLC	DE	Rehabilitation Hospital of Bristol, a joint venture of Ballad Health and Encompass Health
Rehabilitation Hospital of Grand Forks, LLC	DE	Altru Rehabilitation Hospital
Rehabilitation Hospital of North Alabama, LLC	DE	Encompass Health Rehabilitation Hospital of North Alabama
Rehabilitation Hospital of Phenix City, L.L.C.	AL	Regional Rehabilitation Hospital
Rehabilitation Hospital of Plano, LLC	DE
Reliant Blocker Corp.	DE
Rusk Rehabilitation Center, L.L.C.	MO	Rusk Rehabilitation Hospital, an affiliation of Encompass Health and MU Health Care
Saint Alphonsus Regional Rehabilitation Hospital, LLC	ID	Saint Alphonsus Regional Rehabilitation Hospital, an affiliate of Encompass Health
Sea Pines Rehabilitation Hospital Limited Partnership	AL	Sea Pines Rehabilitation Hospital, an affiliate of Encompass Health
Shannon Rehabilitation Hospital, LLC	DE	Shannon Rehabilitation Hospital, an affiliate of Encompass Health
South Plains Rehabilitation Hospital, LLC	TX	South Plains Rehabilitation Hospital, an affiliate of UMC and Encompass Health
St. John Encompass Health Rehabilitation Hospital, LLC	DE	St. John Rehabilitation Hospital, an affiliate of Encompass Health
St. Joseph Encompass Health Rehabilitation Hospital, LLC	DE	CHI St. Joseph Health Rehabilitation Hospital, an affiliate of Encompass Health
Texas Hospital Partners, Inc.	DE
The Quad Cities Rehabilitation Institute, LLC	DE	The Quad Cities Rehabilitation Institute
The Rehabilitation Institute of Southern Illinois, LLC	DE	The Rehabilitation Institute of Southern Illinois
The Rehabilitation Institute of St. Louis, LLC	MO	The Rehabilitation Institute of St. Louis, an affiliation of BJC HealthCare and Encompass Health
Tyler Rehab Associates, L.P.	DE	Christus Trinity Mother Frances Rehabilitation Hospital, a partner of Encompass Health
UVA Encompass Health Rehabilitation Hospital, LLC	VA	UVA Encompass Health Rehabilitation Hospital
Van Matre Encompass Health Rehabilitation Hospital, LLC	IL	Van Matre Encompass Health Rehabilitation Institute
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
West Tennessee Rehabilitation Hospital, LLC	DE	West Tennessee Healthcare Rehabilitation Hospital Cane Creek, a partnership with Encompass Health
West Tennessee Healthcare Rehabilitation Hospital Jackson, a partnership with Encompass Health
West Virginia Rehabilitation Hospital, Inc.	WV	Encompass Health MountainView at Bridgeport
Encompass Health Rehabilitation Hospital of Morgantown
Western Neuro Care, Inc.	DE
Yuma Rehabilitation Hospital, L.L.C.	AZ	Yuma Rehabilitation Hospital, an affiliation of Encompass Health and Yuma Regional Medical Center